UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

STARBOARD VALUE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 39496	84-3743013
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Third Avenue, 18th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 845-7977

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one Warrant to purchase one share of Class A Common Stock	SVACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SVAC	The Nasdaq Stock Market LLC
Redeemable Warrants, exercisable for one share of Class A Common Stock for $11.50 per share	SVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 28, 2021, Starboard Value Acquisition Corp. (“SVAC”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 21, 2021, by and among SVAC, Mundo Merger Sub 1, Inc., Mundo Merger Sub 2, Inc., Cyxtera Technologies, Inc. (“Cyxtera”) and Mundo Holdings, Inc. The Business Combination is described in the definitive proxy statement filed by SVAC with the U.S. Securities and Exchange Commission (the “SEC”) on July 16, 2021 (the “Proxy Statement”).

Present at the Special Meeting were holders of 34,185,947 shares of common stock, par value $0.0001 per share, of SVAC (“Common Stock”), in person or by proxy, representing approximately 68% of the voting power of the Common Stock as of June 28, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 50,529,316 shares of Common Stock issued and outstanding.

At the Special Meeting, SVAC’s stockholders voted on and approved the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Director Election Proposal, the 2021 Incentive Plan Proposal and the Adjournment Proposal, in each case as defined and described in greater detail in the Proxy Statement and incorporated herein by reference.

The approval of the Business Combination Proposal, the Nasdaq Proposal, the Director Election Proposal, the 2021 Incentive Plan Proposal and the Adjournment Proposal each required the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote thereon and actually cast at the Special Meeting. The approval of the Charter Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting.

Set forth below are the final voting results for each of the proposals:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
31,271,370	2,875,894	38,683

Charter Proposal

The Charter Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
31,238,712	2,906,082	41,153

Nasdaq Proposal

The Nasdaq Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
31,255,655	2,888,783	41,509

Director Election Proposal

The Director Election Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
31,259,641	2,881,407	44,899

2021 Incentive Plan Proposal

The 2021 Incentive Plan Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
31,200,667	2,923,206	62,074

Adjournment Proposal

The Adjournment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
31,247,058	2,895,075	43,814

Item 7.01.	Regulation FD Disclosure.

SVAC expects the Business Combination to close on July 29, 2021 and the combined company’s Class A common stock and warrants to commence trading on the Nasdaq Global Select Market under the ticker symbols “CYXT” and “CYXTW,” respectively, on July 30, 2021.

Item 8.01.	Other Events.

On July 28, 2021, SVAC issued a press release announcing the results of the Special Meeting. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release, dated July 28, 2021.

26,176,891 shares of Class A Common Stock were redeemed in connection with the Business Combination (the “Redemptions”).

The Merger Agreement provides that the obligation of Cyxtera to consummate the Business Combination is conditioned on, among other things, a requirement that the amount of cash available in the trust account of SVAC following the Special Meeting (the “Available Closing Cash”), after (i) deducting the aggregate amount of payments required to be made in connection with the Redemptions and the payment of deferred underwriting commissions and taxes payable on interest earned and (ii) adding the aggregate amount of net cash proceeds from the private placement of an aggregate of 25,000,000 shares of Class A common stock of SVAC to the PIPE investors, at a price of $10.00 per share, in connection with the consummation of the Business Combination, be equal to or greater than $550,000,000 (the “Minimum Cash Condition”).

As a result of the Redemptions, the amount of Available Closing Cash will be approximately $369,000,000 and therefore the Minimum Cash Condition cannot be satisfied, however, Cyxtera has agreed to waive the Minimum Cash Condition so that the Minimum Cash Condition would be deemed satisfied so long as the Available Closing Cash is in excess of $369,000,000. For the avoidance of doubt, the Available Closing Cash does not include approximately $100,000,000 in funds raised pursuant to the forward purchase agreement entered into between SVAC and the other parties thereto which will be delivered to the combined company in connection with the consummation of the Business Combination and the remaining cash in SVAC’s working capital account of approximately $1.35 million.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “expects,” “will,” “projected,” “continue,” “increase,” and/or similar expressions that concern Cyxtera’s or SVAC’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s or SVAC’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transactions, the risk that legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) could cause unforeseen delays in the timing of the Transactions and negatively impact the trading price of SVAC’s securities and the attractiveness of the Transactions to investors; failure to realize the anticipated benefits of the Transactions; the risk that the market price of the combined company’s securities may decline following the consummation of the Transactions if the Transaction’s benefits do not meet the expectations of investors or securities analysts; risks relating to the uncertainty of Cyxtera’s projected operating and financial information; the impact of Cyxtera’s substantial debt on its future cash flows and its ability to raise additional capital in the future; adverse global economic conditions and credit market uncertainty; the regulatory, currency, legal, tax and other risks related to Cyxtera’s international operations; the United Kingdom’s withdrawal from the European Union and the potential negative effect on global economic conditions, financial markets and Cyxtera’s business; the effects of the COVID-19 pandemic on Cyxtera’s business or future results; the ability to access external sources of capital on favorable terms or at all, which could limit Cyxtera’s ability to execute its business and growth strategies; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; physical and electronic security breaches and cyber-attacks which could disrupt Cyxtera’s operations; Cyxtera’s dependence upon the demand for data centers; Cyxtera’s products and services having a long sales cycle that may harm its revenues and operating results; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers, which could lead to significant costs and disruptions that could reduce Cyxtera’s revenue and harm its business reputation and financial results; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; maintaining sufficient insurance coverage; environmental regulations and related new or unexpected costs; climate change and responses to it; prolonged power outages, shortages or capacity constraints; the combined company’s ability to recruit or retain key executives and qualified personnel; the ability to compete successfully against current and future competitors; Cyxtera’s fluctuating operating results; incurring substantial losses, as Cyxtera has previously; Cyxtera’s ability to renew its long-term data center leases on acceptable terms, or at all; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; failure to attract, grow and retain a diverse and balanced customer base; future consolidation and competition in Cyxtera’s customers’ industries, which could reduce the number of Cyxtera’s existing and potential customers and make it dependent on a more limited number of customers; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; disruption or termination of connectivity; government regulation; the non-realization of the financial or strategic goals related to acquisitions that were contemplated at the time of any transaction; Cyxtera’s ability to protect its intellectual property rights; Cyxtera’s ability to continue to develop, acquire, market and provide new offerings or enhancements to existing offerings that meet customer requirements and differentiate it from its competitors; disruptions associated with events beyond its control, such as war, acts of terror, political unrest, public health concerns, labor disputes or natural disasters; sales or issuances of shares of the combined company’s common stock may adversely affect the market price of the combined company’s common stock; the requirements of being a public company, including maintaining adequate internal control over financial and management systems; risks related to corporate social responsibility; Cyxtera’s ability to lease available space to existing or new customers, which could be constrained by its ability to provide sufficient electrical power; Cyxtera’s ability to adapt to changing technologies and customer requirements; Cyxtera’s ability to manage its growth; risks related to litigation, securities class action or threatened litigation which may divert management time and attention, require Cyxtera to pay damages and expenses or restrict the operation of its business; the volatility of the market price of the combined company’s stock; the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property, plant and equipment, which could result in a significant reduction to its earnings; U.S. and foreign tax legislation and future changes to applicable U.S. or foreign tax laws and regulations and/or their interpretation may have an adverse effect on Cyxtera’s business, financial condition and results of operations and tax rules and regulations are subject to interpretation and require judgment by Cyxtera that may be successfully challenged by the applicable taxation authorities upon audit, which could result in additional tax liabilities; and Cyxtera’s ability to use its United States federal and state net operating losses to offset future United States federal and applicable state taxable income may be subject to certain limitations which could accelerate or permanently increase taxes owed. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SVAC’s final prospectus related to its initial public offering, SVAC’s Annual Report on Form 10-K/A for the year ended December 31, 2020, the Proxy Statement discussed above under the heading “Additional Information and Where to Find It” and other documents filed by SVAC from time to time with the SEC. There may be additional risks that Cyxtera and SVAC do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s and SVAC’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Accordingly, you should not place undue reliance upon any such forward-looking statements in this Current Report on Form 8-K. Neither Cyxtera, SVAC nor any of their affiliates assume any obligation to update this Current Report on Form 8-K, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2021

STARBOARD VALUE ACQUISITION CORP.

By:	/s/ Martin D. McNulty, Jr.
Name:	Martin D. McNulty, Jr.
Title:	Chief Executive Officer